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                                                                    EXHIBIT 10.1

                              SERVICES AGREEMENT

Alloy Online, Inc. has omitted from this Exhibit 10.1 portions of the Agreement for which Alloy Online, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.


  This Services Agreement (the "Agreement") dated as of March 31, 2000, by and between Distribution Associates, Inc., doing business as National Catalog Corporation, a Delaware corporation ("NCC"), and ALLOY ONLINE, Inc. (the "Company"), a Delaware corporation.


                               W I T N E S E T H
                               - - - - - - - - -

  WHEREAS, the Company, conducts a direct marketing business through the sale of apparel, accessories and other teen related items (the "Merchandise") through the Alloy catalog (the "Catalog"), and through an Internet site (the "Site"); and

  WHEREAS, NCC is a provider of various services to direct marketing enterprises, including, but not limited to, distribution, telemarketing and order fulfillment services, and NCC will provide some or all of these services to the Company as more particularly described herein; and

  WHEREAS, the Company desires that NCC provide Services (as such term is hereinafter defined) in connection with the operation of the Catalog and the Site and NCC desires to provide such Services to the Company.

  NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

  1. Services. The Company hereby appoints NCC as its exclusive provider of the services set forth in Exhibit A hereto (collectively, the "Services") in connection with the operation of the Catalog and the Site upon the terms and conditions set forth

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in this Agreement unless the use of additional service providers becomes necessary to achieve Service Levels (as defined below). Notwithstanding the foregoing, the Company shall, upon forty-five (45) days prior written notice to NCC, have the right to take over from NCC, from the effective date of such notice to the termination or expiration of this Agreement, the performance of any "Extraneous Service" (as hereinafter defined), and perform such Extraneous Service utilizing Company personnel and facilities. An "Extraneous Service" is any service listed in Exhibit A hereof, or any other service not listed therein, the performance of which by NCC has not caused NCC either to incur substantial fixed cost commitment or substantial capital expense. In addition, the Company shall have the right to perform any non-Extraneous Service subject to acceptable notice and financial arrangements to be mutually agreed by the Company and NCC.

  2. Service Levels. (a) Certain of the Services are subject to the Service Levels set forth in Exhibit B (the "Service Levels"). Such Service Levels define certain minimum standards of performance which NCC shall maintain in the rendering of the Services so long as the Company is not in breach of this Agreement. The parties hereto agree and understand that for a period of Sixty
(60) days from the Commencement Date (as defined in Section 16(a) herein) (the "Grace Period"), NCC shall use its best efforts to maintain the Service Levels but may fail to meet some or all of them due to usual and customary events involved in connection with the Company's transition into the Facility and onto the System. NCC represents that it will complete all Setup Tasks substantially under its control necessary to permit a Commencement Date no later than May 15, 2000.

      (b) In respect of Service Levels measured on a daily basis, NCC shall not be deemed to have failed to meet any such Service Level unless and until (i) in the case of any call center Service Levels (i.e., Service Levels one and two in Exhibit B), NCC has a five (5) day average Service Level below the contractual minimum Service Level; or (ii) in the case of any non-call center Service Levels, NCC fails to maintain the contractual Minimum Service Levels for more than three out of any four (4) consecutive Business Days. Following receipt of a written notice (a "Service Level Deficiency Notice") from the Company specifying in detail the nature of such failure, NCC shall have four (4) Business Days in which to bring the applicable Service back into compliance with the relevant Service Level.

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      (c) Upon the Company's reasonable request and notice, NCC will provide all or any portion of services on weekends and national holidays. During the Company's peak order period from July through December, NCC will provide full service on weekends unless otherwise directed by the Company.

  3. Facility. The Services shall be performed at NCC's place of business in Martinsville, Virginia and/or at such other business locations as NCC may maintain from time to time, subject to the Company's written consent, (together, the "Facility"); provided, however, that NCC may use out-sourced services
(i) with the Company's prior written consent, for inbound telemarketing in an amount not to exceed three percent (3%) of the Company's total inbound call volume, and (ii) without the Company's prior written consent upon the occurrence of a Force Majeure for the duration of any Force Majeure and to the extent affected by it. NCC shall remain responsible for the efficient operation of any out-sourced services, but such services may not in every case be rendered in accordance with the Service Levels set forth in Exhibit B hereof.

  4. Set-up. Following execution of this Agreement, and prior to the Commencement Date, the parties hereto shall work together to organize the various tasks which they agree must be completed in order to effect a successful transition of the Company onto the System and into the Facility, which tasks will be set forth in a Set-up Schedule which shall be continually updated by the parties hereto as the set-up process evolves ("Set-Up Tasks"). Except as stated otherwise herein, each party shall bear their own costs and expenses in carrying out Set-Up Tasks.

  5. Fees and Charges. In consideration for performance of the Services during the Term, the Company shall pay to NCC the following fees and charges:

      (a) [*] (ii) upon Agreement with the Company, convert certain of the Company's historical data from its current format onto the System, (iii) train Company personnel to use the System, (iv) upon agreement with the Company migrate certain of the Company's operations as they pertain to the Catalog and the Site onto the System, (v) interface the Site to the System as agreed between the parties, and (vi) enhance System reports and reporting pursuant to the mutual agreement of the parties with respect hereto; (the foregoing items being collectively referred to herein as the "Systems Services"). In addition, the Company's use of the System is further defined by the provisions of Exhibit C to this Agreement. In the event the Company requests NCC to perform additional Systems services such additional services shall be treated as Special Services pursuant to this Agreement.

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      (b) As used herein, the term "System" shall mean the Direct Marketing
Management System together with various modules, modifications and enhancements ("DMMS"), licensed to NCC by Applied Systems Technologies, Inc. ("ASTI"), and includes all hardware and software owned or operated by NCC used to operate DMMS for NCC or any other similar system purchased or licensed by NCC.

      (c) (i) The Company shall also pay NCC during the Term of this Agreement, a fixed fee per order charge set forth on Exhibit D hereto, which fee may be adjusted from time to time as set forth herein (the "Fixed Fee Per Order").

           (ii) The Fixed Fee Per Order shall be payable on such number of orders equal to the gross number of orders processed into the System as indicated on System Report SLS929 (or such other report containing similar information), such orders being hereinafter referred to as "Gross Orders"). Merchandise Exchange Orders shall not be included in the calculation of Gross Orders to the extent that they number fewer than three percent (3%) of Gross Orders. Similarly, items released from backorder status shall not be counted as orders for purposes of calculating Gross Orders. For purposes of clarification, in order for any order to be included in "Gross Orders" it must include such amount of information as would be necessary for the System to generate a pick ticket on the assumption that Merchandise necessary to fill all or part of such order were in stock. Orders generated, as a result of phantom or fraudulent demand shall not be included in the calculation of Gross Orders. The resulting product of the Fixed Fee Per Order multiplied by the Gross Orders shall be hereinafter referred to as the "Total Fixed Charge." In the event the Company institutes a continuity program whereby goods are sent to customers on a regular basis pursuant to a single order processed into the System, the Fixed Fee Per Order for any such order shall be agreed between the parties.

           (iii) Except as otherwise set forth herein, the Total Fixed Charge payable by the Company to NCC is intended to cover the Fixed Costs (as defined below) which NCC may incur (or for which NCC may become responsible) in performing the Services under this Agreement. For the purposes of this Agreement, "Fixed Costs" shall include (1) occupancy costs including warehouse and storage, (2) real estate and real property taxes, (3) utilities such as water, gas, sewage, and electric (excluding telephone services), (4) repairs and maintenance (including the cost of computer maintenance contracts), (5) security, (6) executive and management staff and supervisory staff in excess of the Supervisor

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Allocation (as defined below), (7) building and liability insurance, (8) the costs of all System equipment in the Facility, and (9) the essential software tools and related IT necessary for NCC to provide the services covered under this Agreement which shall include, but not be limited to, programming support for price promotions, upsell programs, best way shipping methods, and backorder fill logic.

           (iv) The Fixed Fee Per Order shall be increased annually, effective on each anniversary of the date hereof, by an amount equal to the percentage increase, if any, in the All Urban Consumers-South-All Items consumer price index. However, in no event shall the annual Fixed Fee Per Order increase exceed ten percent Year over Year.

           (v) The Company shall pay NCC a minimum Total Fixed Charge in respect of each Year (as defined in Section 29 hereof) during the term of this Agreement equal to the greater of (a) Seventy five percent (75%) of the Total Fixed Charge forecasted in respect of such year in the Company's Annual forecast, unless such forecast is revised by the Company prior to NCC's commitment of capital to support the previous forecast, in which case the revised forecast will govern the Minimum Total Fixed Charge calculation; or (b)Seventy five percent (75%) of the highest Total Fixed Charge payable by the Company to NCC in respect of any prior Year.

           (vi) The Company acknowledges and understands that NCC calculated and established the Fixed Fee Per Order utilizing information supplied to NCC by the Company that (a) the Company's anticipated "Merchandise Inventory Turn" would be five (5). In the event that, in respect of any Year during the Term hereof, the Company's Merchandise Inventory Turn is less than five (5) by a factor greater than fifteen percent (15%) (the "Excess Factor"), then the Company shall have 60 days to remove inventory from the facility in an amount sufficient to increase Merchandise Inventory Turn to a level that is above four and one quarter (4.25). If the Company fails to achieve a Merchandise Inventory Turn in excess of four and one quarter then the Company shall pay NCC in respect of such Year an amount equal to $.01 for each percentage point of the shortfall, after the 60 day inventory removal period, in excess of the Excess Factor multiplied by the number of Gross Orders in respect of such Year. In the event the Company's Merchandise Inventory Turn is greater than five (5) by a factor greater than fifteen percent (15%), then NCC shall pay the Company in respect of such year an amount equal to $.01 for each percentage point of the excess in excess of the Excess Factor multiplied by the number of Gross Orders in respect of such Year. For purposes of this Agreement, "Merchandise Inventory Turn" in respect of any Year shall mean the number derived by dividing the Company's Total Cost of Goods Sold by its "Average Merchandise Inventory". The value of the Total Cost of Goods Sold and Merchandise Inventory necessary for such calculation shall be provided by NCC's System reports, and the "Average Merchandise Inventory" shall be calculated, first, by adding together the value of Merchandise Inventory on the first and last day of the Year, and then, dividing the product of such addition by two; (b) the ratio of total Gross Orders to the average number of telephone stations utilized for the Company's inbound order taking, live operator and email customer service, and data entry, would be 3000:1 (excluding catalog requests). In the event that the ratio is less than 3000:1 by a factor greater than fifteen (15) percent (the "Excess Factor"), then the Company shall pay NCC in respect of such Year an amount equal to $.015 for each percentage point of the shortfall in excess of the Excess Factor multiplied by the number

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of Gross Orders in respect of such Year. In the event that such ratio is greater than 3000:1 by a factor greater than fifteen (15) percent, then NCC shall pay the Company, in respect of such Year, an amount equal to $.015 for each percentage point of the excess in excess of the Excess Factor multiplied by the number of Gross Orders in respect of such Year. NCC will provide the Company with a report on a weekly basis that tracks average number of telephone stations utilized for the year to date; and (c) the ratio of total orders to the average number of active SKU's utilized by the Company in NCC's distribution center is 300 to 1. In the event that the ratio is less than 300 to 1 by a factor greater than fifteen (15) percent (the "Excess Factor"), then the Company shall pay NCC in respect of such Year, $.01 for each percentage point of the shortfall in excess of the Excess Factor multiplied by the number of Gross Orders in respect of such Year. In the event that such ratio is greater than 300 to 1 by a factor greater than fifteen (15) percent, then NCC shall pay the Company in respect of such Year $.01 for each percentage point of the excess in excess of the Excess Factor multiplied by the number of Gross Orders in respect of such Year. NCC will provide the Company with a report on a weekly basis that tracks average number of active SKU's utilized by the Company in NCC's distribution center for the year to date. For purposes of this Section 5 (c) (vi), the term Year shall refer to a twelve-month period.

      (d) (i) The Company shall also pay to NCC the Total Variable Charge in accordance with the terms of this Agreement. The "Total Variable Charge" is calculated by multiplying (x) the Estimated Variable Cost Per Order (as defined below) in respect of any Week during the Term hereof, by (y) the total number of Gross Orders for such Week.

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           (ii) The "Estimated Variable Cost Per Order" for each Week during the
Term hereof shall be such amount as equals (x) the Adjusted Actual Variable
Costs (as defined below) of the preceding Month divided by (y) the total number of Gross Orders for such preceding Month. The parties agree that the Estimated Variable Cost for the first Month only of this Agreement shall be $5.96. For purposes of calculation of Adjusted Actual Variable Costs pursuant to this
Section 5(d) (ii), any amounts paid from the Disbursement account (as defined in Section 7 herein) shall be excluded.

           (iii) Within twenty (20) Business Days following the end of each Month during the Term hereof, NCC shall reconcile Adjusted Actual Variable Costs against the Total Variable Charge for such Month, and:

                 A. In the event that Adjusted Actual Variable Costs are higher than the Total Variable Charge, then the Company shall pay the difference between Adjusted Actual Variable Costs and the Total Variable Charge to NCC within fifteen (15) Business Days of a demand therefor; or

                 B. If the Total Variable Charge is higher than Adjusted Actual Variable Costs, then NCC shall credit the difference between the Total Variable Charge and Adjusted Actual Variable Costs against amounts owed by the Company to NCC, except with respect to any credit arising out of the final Monthly reconciliation which shall be paid in cash unless the Company owes other amounts to NCC at such time, in which case such amount shall be credited against the amount owed.

           (iv) NCC shall, on a Weekly basis, issue to the Company an invoice in the amount equal to the Total Fixed Charge plus the Total Variable Charge for such Week. Such invoice shall be due and payable within ten (10) Business Days of the date of faxed receipt of such invoice and will be subject to any credit balance in favor of the Company as a result of Section 5(c)(iii)(B) hereof.

      (b) Upon the expiration of this Agreement or any termination hereof, in addition to any other fees incurred in connection with this Agreement, the Company shall pay NCC a fee (the "Close Down Fee") relating to the various activities to be undertaken by NCC to disengage the Company from the Facility and

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the System and cease the provision of Services hereunder (the "Close Down"), including, among other things, such activities as removal of Merchandise from racks, packing for shipment (if necessary), preparing freight documents for shipment to the Company's designated destination and loading on the trucks of the Company's designated carrier, together with the cost of any necessary supplies, and transferring information from the System to the Company's designated successor. The amount of the Close Down Fee shall be one hundred and twenty percent (120%) of the actual costs incurred in connection with such close down, except in the event that the Company terminates pursuant to
Section 16 (b) (iv) of this Agreement, in which case the Close Down Fee shall be the actual costs incurred in connection with such Close Down; provided, however, that NCC shall promptly upon the Company's request provide to the Company a good faith estimate of the Close Down Fee prior to the commencement of close down activities. Prior to the commencement of any agreed close-down activities, NCC will issue to the Company an invoice for the reasonably estimated Close Down Fee calculated in accordance with this Section 5(d), and 50% of such invoice shall be payable within ten (10) Business Days of the date of such invoice, and the remaining 50% shall be paid upon completion of the close-down activities. The Company and NCC shall in good faith agree upon a reasonable schedule by which the Close Down will be effected. After completion of all close-down activities, NCC shall issue to the Company a final adjusted invoice reflecting charges mutually agreed to pursuant to this Section 5(d), and an appropriate credit or charge with respect to any difference from the previously invoiced amount, and NCC or the Company, as applicable, shall pay within ten (10) Business Days any resulting amount owing to the other. Upon termination or expiration of this Agreement, NCC shall cause any remaining merchandise and all Company information and all copies thereof to be shipped to the Company (or its designated agent) at the Company's expense.

  6. Adjusted Actual Variable Costs. (a) [*] (ii) supervisory personnel costs up to an amount that does not exceed 8% of the costs referred to in item (i) above (the "Supervisory Allocation"), (iii) inbound and outbound telephone call charges, (iv) packaging, and packaging supplies, office and data processing supplies, (v) postage, (vi) common carrier, delivery, courier and other charges for receiving and shipping Merchandise, (vii) costs in connection with outsourced services referred to in Section 3 hereof, (viii) recurring costs incurred in connection with the provision of an alternate redundant telephone service into the Facility, installed or maintained for back-up or disaster recovery purposes, (ix) costs incurred to train employees and associates,

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both prior to and after the Commencement Date, to handle the Company's business pursuant to the terms of this Agreement, (x) non-management labor costs incurred to perform the Set-Up Tasks, such as in receiving and unpacking Merchandise into the Facility, and (xi) all other items consumed in the rendering of Services hereunder. For purposes of billing the Company for Services, Adjusted Actual Variable Costs shall not include any amounts paid directly by the Company or through its Disbursement Account, as defined below. The level or amount of expenses to be incurred by NCC which comprise Adjusted Actual Variable Costs includes costs, charges, and expenses incurred as a result of NCC's errors in its provision of Services, so long as such errors are not directly caused by NCC's gross negligence. In the event of material, non-negligent errors caused by NCC, the parties agree to negotiate in good faith to arrive at equitable financial resolution for such errors.

      (b) To the extent that the Adjusted Actual Variable Costs incurred by NCC in the provision of Services for the Company pursuant to this Agreement are not identifiable as the sole and unique responsibility of the Company (for example, where the cost of labor has to be allocated between the Company and other companies in the facility for which NCC provides services) then, in calculating Adjusted Actual Variable Costs, NCC shall utilize the allocation systems and procedures maintained from time to time by NCC (the "Allocation System"), it being the parties' intention that the Allocation System reflects, and allocates as fairly and accurately as possible, the Adjusted Actual Variable Costs payable by the Company in respect of the Services performed by or on behalf of NCC. The calculation by NCC of Adjusted Actual Variable Costs shall be available for review by the Company upon request therefor and with reasonable notice. The Allocation System shall not be construed or manipulated to work more in the favor of either of the parties hereto and against or in favor of the interests of any other company for whom NCC is providing services.

      (c) With respect to Adjusted Actual Variable Costs, to the extent that during any Year covered by this Agreement (i) the Company operates within the Key Operating Statistics, as indicated on Exhibit F hereto and (ii) NCC does not operate to the efficiencies indicated on Exhibit E hereto (within a tolerance of ten (10) percent) then NCC shall pay the Company the difference between the Actual Cost Per Order and what the Cost Per Order would have been, had NCC operated at the specified efficiency level multiplied by [*] multiplied by the number of Gross Orders for such respective Year. With respect to the Loaded Labor Rate utilized for purposes of this calculation, such Rate shall not

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increase over the stipulated rate in Exhibit E by more than 10% during the first
Year of this Agreement or by more than 10% in any subsequent Year over the previous Year.

  7. Disbursement Account. (a) During the Term of this Agreement, the Company may, in its sole discretion, maintain at a bank jointly designated by the Company and NCC, a disbursement account in respect of which NCC is an authorized single signatory (the "Disbursement Account"). In the event such Disbursement Account is authorized by the Company, NCC shall have the authority to act singularly as a signatory in all transactions involving the Disbursement Account. The purpose of the Disbursement Account is to act as a fund to meet certain expenses paid by NCC on behalf of the Company, including, for example, delivery services, shipping costs, packing materials, stationery and other similar expenses. The Disbursement Account shall be funded by the Company as appropriate to cover forecasted disbursements therefrom. If the Disbursement Account is insufficient to meet any such cost or charge NCC shall have no liability whatsoever for any losses or liabilities incurred by the Company as a result of such insufficiency. NCC shall use reasonable efforts to provide the Company with notice of such insufficiency of the Disbursement Account. NCC shall provide the Company with a Monthly statement accounting for disbursements from the Disbursement Account.

      (b) The Company and NCC shall agree in writing, which specific costs or charges the Company shall pay directly to any third party vendor or supplier of goods or services in respect of any cost or charge which is included in Actual Variable Costs hereunder. It is anticipated that such costs or charges shall include outbound freight and packaging supplies. In the event that the Disbursement Account is established as described in Section 7(a), then, at the Company's option and with the consent of NCC, any such cost or charge may be paid by NCC from the Disbursement Account. NCC shall have no liability to any third party vendor for amounts billed to the Company for purchases made by NCC on behalf of the Company. NCC shall have no liability for any losses or liability incurred as a result of the Company's failure to pay any cost or charge for which it is responsible hereunder.

  8.  Forecasts.   The Company (i) acknowledges the importance of providing NCC with timely and accurate forecasts of all Business Components (as defined below), and that any failure by the Company to provide such forecasts may have a detrimental effect on NCC's ability to provide the Services or meet the Service Levels, and (ii) recognizes and understands the importance

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of keeping NCC informed at all times of schedule changes, Merchandise or vendor problems and all other material business issues which would have an adverse effect upon the related performance by NCC of its obligations hereunder.

      (a) The Company shall deliver to NCC a forecast, by Month and Week in respect of each Quarter and Year during the Term hereof (each, a "Forecast") of mail dates and quantities of catalogs mailed, the forecasted number of telephone orders, mail orders, and orders received through the Site, the forecasted number of units received and shipped, forecasted inventory levels in units, the forecasted number of catalog requests, the forecasted returns percentage, and the forecasted number of items per order (each such forecasted item being hereinafter referred to as a "Business Component," and all such forecasted items being hereinafter collectively referred to as an "Annual Forecast"). Additionally both NCC and the Company shall work together to forecast other Business Components in order to achieve cost and operational efficiencies.

      (b) The Company shall deliver such forecasts to NCC at least four (4) weeks prior to the first day of each Year or Quarter, as appropriate. The Company shall deliver to NCC a revised Forecast whenever it believes that any changes in any Business Component, or other business condition of which it is aware, may have the effect of causing the previous Forecast furnished to NCC not to accurately reflect the forecasted state of its business. The Company understands and acknowledges that NCC (i) will base its staffing levels on the Forecasts so as to be able to meet the Service Levels set forth in Exhibit B hereto. (ii) determines the level of fixed infrastructure it requires to properly perform Services for the Company by reference to the information contained the Forecasts. Such Forecasts shall be reasonably related to, and consistent with, the actual operating history of the Company, subject to deviations therefrom as reasonably required by changes in circumstances, and the Company shall prepare such Forecasts in good faith and shall use its best efforts to ensure that such Forecasts are as accurate as possible.

      (c) In the event that the number or volume of any actual Business Component exceeds the applicable forecasted Business Component by an amount greater than Fifteen percent, and the Company has not advised NCC in writing at least four (4) weeks prior to the Week that the Company experiences such excess that such excess is forecasted, then NCC shall use its reasonable best efforts but will be under no obligation to meet those Service Levels directly or indirectly affected by the particular Business

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Component experiencing such increase in number or volume, for so long as the actual number or volume of such Business Component exceeds by more than fifteen percent (15%) the number or volume forecasted on the most recent Forecast.

  9. Special Services. The Company may at any time during the Term hereof request NCC to perform additional services on its behalf not included in this Agreement such as modifications or enhancements to the System, or additional services related to a new marketing or merchandise program, or to change any Service Level ("Special Services"). The Company shall notify NCC in writing of its particular requirements with respect to such Special Services, and NCC shall use its best efforts to comply with such requirements provided that the written notification is given in a timely manner and the requirements and procedures are, in NCC's opinion, reasonable and not economically burdensome. The Company shall pay NCC such amount(s) in respect of such Special Services as shall be mutually agreed upon between the Company and NCC.

  10. Merchandise. (a) The Company shall, at its own expense, supply NCC at the Facility with an inventory of Merchandise which the Company reasonably believes is adequate in the ordinary course of its business to fill Orders received for its Merchandise in line with its Forecasts. NCC shall preserve and maintain Merchandise received for the Company in good and marketable condition and in the same condition as received.

       (b) NCC shall receive Merchandise during normal business hours direct from the Company's suppliers or from any other source on behalf of the Company. The Company shall use its best efforts to transmit to NCC, at least two (2) Business Days prior to the receipt of such Merchandise, a copy of the purchase order by which the Company ordered such Merchandise, or all requisite details of such purchase order, to the extent not already entered into the System, so as to permit NCC to identify the Merchandise as that of the Company. Upon the Company's reasonable request and notice, NCC shall receive Merchandise on weekends and national holidays. In the event NCC regularly or systematically mis-ships the Company's Merchandise, NCC will be liable for the associated Merchandise value and costs associated with resolving the customer service issues.

       (c) The Company shall advise its Merchandise suppliers that common carriers (other than United Parcel Service or any expedited delivery services) should contact NCC at least one (l) Business Day prior to delivery of Merchandise to NCC and make a

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delivery appointment prior to arrival. Inbound shipments of Merchandise arriving at NCC without one Business Day's prior notice of such shipment may be delayed depending upon the space and manpower NCC has available at the time of arrival which may affect NCC's attainment of certain of the Service Levels. The Company shall advise its Merchandise suppliers that each inbound shipment should have a packing slip and each carton should be marked with the purchase order number.

       (d) Merchandise shipped to NCC which cannot be processed by NCC in the usual course of business is referred to herein as "Problem Merchandise." NCC shall submit to the Company a report of Problem Merchandise within one (1) Business Day of having received it and shall use its best efforts to comply with the Company's written instructions, if any, regarding the handling or disposition of such Problem Merchandise. NCC shall not include Problem Merchandise in the Company's inventory of Merchandise available for sale to the Company's customers. The Company acknowledges that Problem Merchandise cannot be stored indefinitely and that all Problem Merchandise shall be processed into Merchandise inventory or otherwise disposed of within thirty (30) days of NCC submitting its report to the Company as set forth above. NCC has the right to dispose of Problem Merchandise by returning it to the Company or to the requisite Merchandise supplier on a freight collect basis if the Company has not provided NCC with other directions within thirty (30) days of the receipt of NCC's report on such Problem Merchandise.

       (e) The Company shall be solely responsible for selecting, purchasing, paying for and arranging for the shipment to NCC of Merchandise, and NCC shall not have and shall not represent that it has any authority to undertake any of such activities on the Company's behalf.

       (f) In the event that Merchandise shipped by NCC to customers of the Company is damaged or lost in shipment and NCC is notified of such event, NCC shall notify the Company, store damaged and returned Merchandise pending inspection by the carrier, file tracers for the lost shipments and claims for damaged and lost shipments which originated from NCC, and reimburse the Company for any money paid or credited to NCC as a result of such claims within ten (10) Business Days of the receipt thereof.

       (g) NCC reserves the right to refuse, without liability of any kind, to receive or accept Merchandise which, because of its nature or condition, might cause, in NCC's reasonable judgment, infestation, contamination, or damage to the Facility or to other goods in its custody. NCC shall notify the Company of its refusal to accept any such Merchandise and the reason for its refusal within one (1) Business Days of such refusal. If NCC believes that any Merchandise has caused or may cause damage to its Facility or to any other goods in its custody, or has characteristics which make its storage illegal, NCC, after giving reasonable notice, which shall be not less than five (5) Business Days, to the Company, may dispose of such Merchandise in any lawful manner and will incur no liability by reason of such disposal, and the Company shall pay NCC any costs incurred by NCC in connection with such disposal.

       (h) All Merchandise in the possession of NCC shall be and remain the exclusive property of the Company (other than Merchandise consigned to the Company) and NCC acknowledges and agrees that it shall acquire no right, title or interest in or to any Merchandise by reason of this Agreement.

       (i) The Company shall actively maintain a program to continually isolate and remove Non-Moving Merchandise from the Facility. For purposes of the Agreement, Non-moving Merchandise shall mean Merchandise that the Company
(i) offers for sale at less than fifty percent (50%) of its original selling price, or (ii) writes down or reduces the cost of below its original cost, or
(iii) does not sell within one year of its delivery to the Facility.

  11. Shrinkage. (a) All risk of loss and damage to Merchandise from any cause prior to receipt by NCC into, and from and after the removal from, the inventory of Merchandise maintained at the Facility, shall be borne by the Company. NCC shall, however, reimburse the Company at the Company's net Merchandise cost (or, if lower, the value of such Merchandise as shown on the Company's perpetual inventory report) (i) 0% of all Inventory Shrinkage which is equal to or less than 1%, and (ii) 100% of all Inventory Shrinkage which exceeds 1.0%. For purposes of this Agreement "Inventory Shrinkage" means the quotient, (expressed as a percentage) which results from dividing (x) the aggregate of all Variances arising during any Year by (y) the total Merchandise inventory receipts processed by NCC during such Year. For purposes of this Section, a "Variance" shall mean the difference between the value of the Merchandise inventory as determined from the perpetual inventory report on any Count Date and the value of the Merchandise inventory (exclusive of markdowns and price adjustments) established by a cycle count or physical inventory on such date (the "Count Date").

  12. Collections. NCC shall not be required to make any collection efforts on the Company's behalf with the exception of researching and resolving credit card chargebacks and submitting bad checks for collection, and has no liability with respect to any failure of the Company to collect on any amounts due to the Company.

  13. Taxes. All fees, costs, charges and other amounts payable to NCC hereunder for Services rendered by NCC to the Company are exclusive of applicable taxes, if any, which are the responsibility of the Company.

  14. Sales Taxes. NCC shall calculate for each sale of Merchandise made by the Company to any customer, which is processed by NCC, sales taxes according to rates, jurisdictions and other relevant information supplied to NCC by the Company. Attached hereto as Exhibit G is a list prepared by the Company of all jurisdictions in which the Company is required to collect sales taxes and the applicable rate for each jurisdiction and the Company shall promptly notify NCC of any changes to such information so as to keep such information current during the Term of this Agreement, and the Company shall be solely responsible for the accuracy of such information. All sales tax funds and the requisite reporting forms shall be transmitted by the Company to the appropriate authorities. The Company shall be responsible for the collection and payment of all sales taxes and any penalties and interest thereon, the preparation and filing of all sales tax documentation and the compliance with all sales tax laws. NCC shall have no such responsibilities for payment or collection of any such taxes unless otherwise required by law. The Company shall indemnify NCC for all claims, suits, actions, debts, damages, costs, charges and expenses, including court costs and attorneys' fees, incurred by NCC due to the Company's failure to properly and timely file and pay applicable taxes, including sales, use and tangible personal property taxes unless the filing inaccuracy resulted from inaccurate/corrupt data provided by NCC.

  15. Monetary Default. If the Company defaults on the payment of any fees, charges, invoices or other amounts due to NCC pursuant to this Agreement (hereinafter a "Monetary Obligation"), and such Monetary Obligation is not subject to a Dispute Notice (defined below) NCC shall (i) charge a finance charge of 1.5% per month of the amount of a Monetary Obligation and (ii) upon twenty (20) Business Days prior written notice of such default stop providing Services and performing its obligations under this Agreement and/or terminate this Agreement. In the event that the

Company reasonably in good faith disputes the amount or payment of such Monetary Obligation (a "Monetary Dispute") and reports its reasons therefor to NCC in writing (a "Dispute Notice"), NCC agrees to work diligently and in good faith with the Company to resolve the dispute for a period of up to ten (10) Business Days from the date of the Dispute Notice, provided, however, that (i) during such period NCC shall continue to perform Services, (ii) the Company shall be current in and shall continue to make payments to NCC relating to all Actual Variable Costs hereunder, other than such amount that is subject to the Dispute Notice and (iii) the Company shall make all other payments required hereunder to NCC (e.g. Fixed Fee Per Order and Special Services Costs) other than those payments subject to the Dispute Notice. In the event that NCC and the Company are unable to resolve the Monetary Dispute, then the amount in dispute shall be deposited into escrow with an escrow agent mutually acceptable to both NCC and the Company until such dispute is resolved in accordance with Section 27 hereto. In the event such dispute is resolved and to the extent the Company owes any amount to NCC, the Company shall pay such amount to NCC within ten (10) Business Days of the resolution of such dispute. In the event such dispute is not resolved pursuant to Section 27 or the Company has not deposited into escrow such amount in dispute, or the parties are unable to agree upon an acceptable escrow agent, NCC shall have the right to stop providing Services and/or terminate this Agreement without further notice. The Company shall not set-off any amount against invoices submitted by NCC in respect of the Services performed hereunder against any claim, damage, action, cost or expense which may be asserted against NCC at any time.

  16. Term and Termination. (a) The initial term of this Agreement shall commence on the date hereof and shall expire on May 31, 2003 unless earlier terminated in accordance with this Section or elsewhere in this Agreement (the "Initial Term"). This Agreement shall be renewed for successive one year terms commencing after the expiration of the Initial Term so long as NCC and the Company each provide the other party with at least ninety (90) days prior written notice of its election to renew this Agreement at the end of the Initial Term or any one year renewal thereof (the Initial Term and all renewal terms are collectively referred to as the "Term"). For purposes of this Agreement, the term "Commencement Date" shall mean the date upon which the first order for Merchandise is processed by NCC into the System as a Gross Order.

       (b) Except as otherwise provided herein, this Agreement may be terminated prior to expiration of the Term under any of the following circumstances:

            (i) Either party may terminate this Agreement, effective immediately upon the giving of written notice to the other, if the other party files a petition in bankruptcy or files for a reorganization or for the appointment of a receiver or trustee of all or substantially all of such party's property, or makes an assignment or petitions for or enters into an arrangement for the benefit of creditors, or if a petition in bankruptcy is filed against the other party which is not discharged within ninety (90) days thereafter.

            (ii) In the event that, following a Force Majeure (as defined in Section 16(c)), NCC is unable substantially to perform Services for a period in excess of twenty (20) Business Days, the Company shall have the right to terminate this Agreement.

            (iii) If either party hereto is in material breach of a material obligation under this Agreement (other than a default involving a Monetary Obligation, which default is addressed in Section 15 hereof) due to any reason other than Force Majeure, the party alleging such breach shall give written notice to the other party specifying the nature of the breach (such breach being sometimes referred to herein as a "Default"). In the event that such breaching party in good faith disputes the existence of a Default and reports its reason therefore to the other party in writing, the parties agree to work diligently to resolve the dispute. In the event the parties are unable to resolve such dispute, such dispute shall be resolved in accordance with the provisions of
Section 27 hereof. If there is no dispute with respect to the Default, the party in breach shall have ten (10) Business Days in which to cure the Default or, if such Default cannot be completely cured within ten (10) Business Days, a reasonable time to cure such Default as long as the breaching party is diligently pursuing the cure of such Default in a reasonable manner (the "Cure Period"). If, after the Cure Period, which may not exceed thirty (30) Days, such breaching party has not cured such Default, the other party will have the right to terminate this Agreement upon ten (10) days prior written notice.

            (iv) In the event that NCC receives more than five (5) Service Level Deficiency Notices during any consecutive twelve month period during the Term hereof, the Company may, within ninety (90) days of the date of the fifth such notice, terminate this Agreement upon sixty (60) days prior written notice to NCC.

            (v) The Company may, upon ninety (90) days prior written notice delivered at any time after the eighteen month anniversary of the date hereof, terminate this Agreement for any reason, provided that if the Company elects to terminate under this clause (v), the Company will pay NCC an amount (the "Fixed Cost Abatement Fee") equal to the total Fixed Cost Charge paid or payable by the Company during the first 12 months following the Commencement Date multiplied by the "Amortization Factor". The Amortization Factor shall be defined as the number of days remaining prior to the end of the Initial Term at the effective date of such termination divided by seven hundred thirty (730). It is understood that if at any time during the period between the effective date of such termination and the expiration of the Initial Term, NCC is able to replace the Company in its Facility with another contractual arrangement, or multiple contractual arrangements, substantially similar to, or more favorable than its contractual arrangement with the Company, NCC will refund to the Company the Fixed Cost Abatement Fee, prorated appropriately. NCC shall be under no obligation to actively seek to replace the Company in its Facility in the manner described.

       (c) Neither NCC nor the Company shall be liable for any delay or failure in performance under this Agreement or interruption of service resulting, directly or indirectly, from acts of God, civil or military authority, act of public enemies, war, accidents, fire, explosions, earthquakes, floods, the elements, strikes or any cause beyond the reasonable control of such party
(a "Force Majeure"), so long as, following the cessation of such Force Majeure, such party uses its reasonable efforts to resume its performance hereunder.

  17. Representations and Warranties. (a) NCC and the Company each hereby individually represent and warrant to the other party that (i) it has the full authority and legal right to carry out the terms of this Agreement; (ii) the terms of this Agreement will not violate the terms of any agreement, contract or other instrument to which it is a party and no consent or authorization of any other person, firm or corporation is a condition precedent to this Agreement it being understood and agreed by the parties that the Company has been in negotiations with its current fulfillment service provider regarding termination of that relationship and the Company cannot control whether the provider may dispute the basis of that termination; (iii) it has taken all action necessary to authorize the execution and delivery of this

Agreement; and (iv) this Agreement is a legal, valid, and binding obligation of NCC and the Company, as the case may be, enforceable in accordance with its terms, except as limited by bankruptcy and other laws of general application relating to or affecting the enforcement of creditors' rights.

       (b) In addition, NCC hereby warrants and represents that its data and information systems used in the performance of its obligations hereunder are Year 2000 Compliant. For purposes of this Agreement, "Year 2000 Compliant" shall mean that a party's data and information systems will not be materially affected by any inability to, individually and in combination, completely and accurately address, present, produce, store and calculate data involving dates before, on or after January 1, 2000; specifically: (i) no value for current date will cause any interruption in operation; (ii) date-based functionality will behave consistently when dealing with dates before, on or after January 1, 2000;
(iii) such party's data and information systems will not produce abnormal endings or incorrect results when working with dates before, on or after January 1, 2000; (iv) in all interfaces and data storage, the century will be specified explicitly and will be unambiguously derived; and (v) year 2000 will be recognized as a leap year.

       (c) NCC also represents and warrants that, during the Term of this Agreement, the provision of fulfillment services in support of e-commerce activities is, and will continue to be, a critical and important element of its business. NCC will use its reasonable best efforts to support, accommodate and enhance the Company's e-commerce initiatives. Furthermore, NCC represents that it will be able to provide real-time connectivity between DMMS and the Site prior to the Commencement Date. In addition, NCC will provide real-time customer service via the Site and real-time inventory status, order information, shipment status and return status, within ninety days of the Commencement Date.

       (d) NCC represents and warrants that it will provide a Customer Service Representative training program on behalf of the Company to specifications mutually agreed by the Company and NCC. Such representatives must be approved by the Company, and such approval will not be unreasonably withheld.

       (e) During the Year 2000, and at the reasonable request of the Company during the year 2002, provided the Company has not exercised its rights to Terminate this Agreement as provided in Section 16 herein, NCC will submit to a "Type Two" SAS 70 Review by a recognized audit firm approved by the Company, such approval not to be reasonably withheld, provided that the Company shall pay 25% of the cost of each such review or $25,000, whichever is lower.

       (f) To the extent that Alloy Online, Inc. is indebted to Harrison Fulfillment Services, Inc. for any contractual breakup fees or residual programming expenses incurred in connection with the termination of its existing Fulfillment Services Agreement, then, to the extent that such fees or expenses exceed [*], NCC agrees to pay any such excess amount up to a maximum of [*], provided that Alloy Online, Inc. executes a Fulfillment Services Agreement with NCC.

In addition, the Company hereby warrants and represents that:

            (i) It has and will use its best efforts to continue to have for the Term of this Agreement, all necessary authority from all of the corporations, partnerships and individuals whose products are offered for sale in any of the Company's Catalogs or on the Site, to use their trademarks, service marks and other intellectual property for the purposes of conducting the Company's business. The Company's business as conducted or as currently proposed to be conducted does not and will not cause the Company to infringe or violate any patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other intellectual property rights of any other person or entity; and

            (ii) At all times it shall own its non-consigned Merchandise inventory free and clear of all liens, restrictions, claims, charges, security interests or other encumbrances of any nature whatsoever, including any chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements (collectively referred to herein as a "Lien") with the exception of general revolving credit arrangements maintained by the Company in the ordinary and usual course of business with its banks.

  18. Indemnification. (a) NCC agrees to indemnify and hold the Company and its officers, directors, employees, shareholders and its affiliates harmless against any and all claims, suits, actions, debts, damages, costs, charges, and expenses including, without limitation court costs and reasonable attorneys' fees, which the Company may at any time incur by reason of a material breach of a material obligation of this Agreement by NCC (a "Company Loss"). Insurance proceeds available from either parties' insurance coverage shall be first applied to such Company Loss.

No indemnification claims may be made hereunder which is not covered by either parties' insurance until the aggregate amount of all uninsured indemnifiable claims against NCC equals or exceeds [*] in which event the Company may assert the entire amount of its claim as a Company Loss against NCC in full, provided further that the aggregate amount shall not exceed the Total Fixed Charge paid by the Company to NCC in respect of the period, not to exceed twelve months, immediately preceding the date of such breach which gives rise to the Company Loss.

            (b) The Company agrees to indemnify and hold NCC and its officers, directors, employees, shareholders and its affiliates harmless against any and all claims, suits, actions, debts, damages, costs, charges, and expenses, including without limitation court costs and reasonable attorneys fees which NCC may at any time incur by reason of (i) a defect or claimed defect in any Merchandise or any product liability suits relating to the Merchandise, (ii) the proper performance hereunder of its obligations to the Company in accordance with the Company's instructions, or (iii) a breach of a material obligation of this Agreement by the Company (an "NCC Loss"). Insurance proceeds available from either parties' insurance coverage shall be first applied to such NCC Loss. No indemnification claims may be made hereunder which is not covered by either parties' insurance until the aggregate amount of all uninsured indemnifiable claims against the Company equals or exceeds [*] in which event NCC may assert the entire amount of its claim as an NCC Loss against the Company in full, provided further that the aggregate amount shall not exceed the Total Fixed Charge received by NCC in respect of the period, not to exceed twelve months, immediately preceding the date of such breach which gives rise to the NCC Loss.

            (c) The indemnifications set forth in Sections 18(a) and 18(b) shall apply only to claims made against the respective indemnified party by third parties.

            (d) A party hereto seeking indemnity hereunder is referred to as the "Indemnified Party" and the other party to which indemnity is sought hereunder is referred to herein as the "Indemnifying Party".

            (e) An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) Business Days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due or ten (10) Business Days after notice of the action, whichever is later, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

            (f) The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required or ten (10) days after notice, whichever is later. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties and representation of both parties by the same counsel would be inappropriate. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim.

            (g) The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

            (h) With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, ten (10) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim provided that, if a judgment or settlement provides that payments may be made in installments, that the indemnification payments required to be made hereunder in connection therewith shall be payable in a like manner. Notwithstanding the foregoing, provided that there is no dispute as to the applicability of indemnification and the Company and NCC agree in writing, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party if such expenses are a liability of the Indemnifying Party.

            (i) Notwithstanding any other provision of this Agreement, neither party shall be liable to the other for any lost profits, loss of goodwill or any other special incidental or consequential damages of any nature whatsoever.

  19. Insurance. The Company agrees to maintain insurance, at its sole cost and expense, against loss or damage by fire or other casualty to the Company's Merchandise or other assets in the possession at any time of NCC, and against any claims and liability growing out of either product liability, advertising liability or trademark or service mark, patent or copyright infringement, and to list NCC as an additional insured thereunder. Attached hereto, as Exhibit H, is a Certificate of Insurance for the Company reflecting such coverage. NCC shall not be responsible for the provision or maintenance of any insurance coverage for the Merchandise or any other assets of the Company. NCC agrees to maintain at all times during the Term insurance coverage on the Facility at the levels and in respect of such risks set forth in Exhibit I hereto.

  20. Compliance with Laws. Each party shall comply with all laws, rules and regulations, whether local, state, or federal, applicable to the sale of Merchandise and to the providing of

Services, but only to the extent such laws, rules and regulations are applicable to such party, including without limitation the applicable postal regulations and the Federal Trade Commission Rules on Mail Order Merchandise.

  21. Inspections. (a) The Company or its agents shall, during normal business hours, have the right to inspect the Merchandise located at NCC's place of business, and the Company shall, during normal business hours, have the right to inspect the books and records of NCC pertaining to Merchandise and the Services rendered by NCC to the Company pursuant to this Agreement.

       (b) The Company shall designate up to five of its employees or representatives to monitor the Services and to act as liaisons between NCC and the Company (the "Company Representatives"). NCC shall provide the Company Representative(s) with office accommodations in the Facility which such Company Representative(s) may use on a full or part time basis at the option of the Company.

       (c) A management representative of NCC, shall make at least one visit per Year to the Company's head offices at a time which is mutually agreeable, and the costs incurred in connection with such visit(s) shall be payable by the Company.

       (d) NCC shall dedicate at least one NCC management representative to act as a liaison and troubleshooter on the Company's behalf. The Company shall assist NCC in the selection of this individual and shall provide final approval thereof, such approval not to be unreasonably withheld.

  22. Confidentiality. (a) In the course of performing their obligations under this Agreement, each of NCC and the Company will come into possession of certain proprietary information belonging to the other, including but not limited to marketing records, merchandising records, customer records and mailing lists and cost structures, allocation and pass through procedures, staffing levels, systems information and general business plans (all such information relating to the Company or NCC being "Confidential Information" and the party to whom such Confidential Information relates being the "Proprietary Party"). NCC and the Company agree that each will not, during the Term hereof or thereafter, divulge, furnish, disclose, or make accessible to any third party (other than directors, officers and employees of either party hereto) any of the other's Confidential Information unless otherwise instructed by the Proprietary Party in writing; provided, however, that Confidential Information shall not include any information which (i) at the time of disclosure by the other party or thereafter is generally available to and known by the Public other than as a result of its disclosure by such party,
(ii) was available to the other party on a non-confidential basis from a source other than the Proprietary Party, provided that such source is not bound by a confidentiality agreement, or contractual or fiduciary obligation with the Proprietary Party, or (iii) has been independently acquired or developed by the other party without violating any obligations under this Agreement, or of any other agreement between the Company and NCC.

       (b) During the Term of this Agreement, the Company shall grant to NCC the non-exclusive right to use the name and logo of the Company and applicable trademarks of the Company (the "Trademarks") in connection only with the performance of Services by NCC on behalf of the Company pursuant to this Agreement (e.g. on packing slips or other forms utilized in the fulfillment process). All use of such Trademarks shall be approved by the Company in writing and shall inure to the Company's benefit.

       (c) NCC agrees that the Company's customer list will not be made available for use by NCC, its affiliates, representatives or anyone else including, but not limited to, any other person or entity for which NCC performs services, without the Company's specific prior written permission.

  23. Notices. Any and all notices and communications provided for in this Agreement shall be given in writing. Such notices and communications shall be deemed given when received, when delivered by hand, by confirmed facsimile transmission or when deposited in the United States Mail, Registered or Certified, with proper postage prepaid, and addressed as follows:

       (a)  If to NCC:

       National Catalog Corporation
       67 Holly Hill Lane
       Greenwich, CT 06830
       Attn:  Antony Lee
       Facsimile:  (203) 625-4767
       with a copy to:

       Kane Kessler, P.C.
       1350 Avenue of the Americas
       New York, NY 10019
       Attn:  Robert L. Lawrence, Esq.
       Facsimile:  (212) 245-3009

       (b) If to the Company

       Alloy Online, Inc.
       151 West 26th Street, 11F
       New York, NY 10001
       Attn: Sam Gradess
       Facsimile: (212) 244-4311


       With a copy to:

       Mintz Levin
       One Financial Center
       Boston, MA 02111
       Attn:  Joe Curtin, Esq.
       Facsimile:  617-542-2241

Or to such other address as NCC or the Company may designate to the other in writing.

  24.  Successors and Assigns.
       ----------------------

  This Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement may not be assigned by either party without the prior written consent of the other party.

  25. Waiver and Amendment. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by all parties hereto. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default; notwithstanding the above, however, the Company waives its right to make any claim or serve any notice of default upon NCC in the event such claim or notice is made or served more than ninety days after the Company becomes aware, or reasonably should have become aware, of the facts or circumstances upon which such claim or notice is based. This Agreement may not be amended or supplemented by any party hereto except pursuant to a written amendment executed by both parties.

  26. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF VIRGINIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

  27.  Disputes; Arbitration.
       ---------------------

       (a) Any controversy or claim arising out of or relating to this Agreement or the breach thereof, whether common law or statutory, shall be settled exclusively by arbitration in Richmond, VA using the American Arbitration Association. The arbitration shall be heard before three arbitrators, one to be chosen by the Company, one to be chosen by NCC and the third to be chosen by those two arbitrators. Notwithstanding the foregoing, nothing contained herein shall prohibit either party from pursuing temporary, preliminary or permanent injunctive or equitable relief if the party reasonably believes that the conduct of the other, under this Agreement, or otherwise, would cause that party irreparable harm. The availability of such relief shall depend upon the proofs required under applicable law.

       (b) The arbitrators shall apply the internal law of the State of Virginia in determining the rights, obligations, and liabilities of the parties. The arbitrators shall not have the power to alter, modify, amend, add to or subtract from any term or provision to this Agreement, nor to grant injunctive relief, including interim relief, of any nature. Such injunctive relief may be pursued by NCC or the Company, as the case may be, from the federal and state courts of the State of New York. The availability of such relief shall depend upon proofs and showings required under the applicable law. In all other respects, the commercial rules of the American Arbitration Association shall govern the arbitration. Judgment on the award of the arbitrators may be entered by any court having jurisdiction to do so, and the parties to the Agreement hereby irrevocably consent and submit to the personal jurisdiction of the federal and state courts of the State of New York for this purpose as well as for any and all other purposes in connection with this Agreement.

       (c) The failure or refusal of either party to submit to arbitration as provided in this Agreement shall constitute a breach of this Agreement. If judicial action is commenced in order to compel arbitration, and if arbitration is in fact compelled, the party that shall have resisted arbitration shall be required to pay to the other party all costs and expenses, including reasonable attorneys' fees, that it incurs in compelling arbitration. All other fees and charges of the American Arbitration Association shall be borne as the arbitrators shall determine in their award.

  28. Computer Programs. The Company acknowledges that NCC claims that all computer programs, including DMMS as modified and licensed by NCC, used by NCC in connection with the performance of its obligations under this Agreement are either the property of NCC (including but not limited to those developed by NCC and modifications or new programs developed by NCC for the Company) or licensed by NCC. Furthermore, the Company acknowledges that it has no rights or interests whatsoever in such programs.

  29. Certain Terms. For purposes hereof, any day or "Business Day" shall run from 12:00 am (midnight) to 11:59 pm and mean any day other than (1) a Saturday or Sunday or (2) a day when the Federal Reserve Bank of New York is not open; "Week" or "Weekly" shall mean the seven day period commencing on Sunday and ending on the following Saturday; "Quarter" or "Quarterly" shall mean any calendar quarter of any Year during the Term hereof, and "Year" shall mean any calendar year during the Term hereof. In the event that the Term of this Agreement includes any period that comprises less than a full calendar year (for example, the period from the date of execution to December 31, 2000, and the period from January 1, 2003, to the end of the Initial Term), then, in respect of any such period, the word "Year" shall mean such shortened period. For purposes hereof, "Month" or "Monthly" shall mean a period consisting of four (4) Weeks except in the case of the first month in each Quarter, which shall consist of five (5) Weeks, and "Year" shall mean any calendar year during the term hereof.

  30. Relationship of Parties. Nothing contained in this Agreement shall be construed to imply a joint venture, partnership or principal/agent relationship between the parties, but the relationship shall be one of independent contractors, except where specifically provided in this Agreement and then only for the limited purposes thereof. Except as specifically set forth herein, neither party by virtue of this Agreement shall have any right, power or authority to act on behalf of, or create any obligations, express or implied, binding the other party, and NCC and the Company shall not be obligated, separately or jointly, to any third party by virtue of this Agreement.

  31. Severability. If any one or more provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired provided, however, that in such case the parties agree to use their best efforts to achieve the purpose of the invalid provision by a new legally binding provision.

  32. Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

  33. Further Assurances. The parties hereto shall execute and deliver or cause to be executed and delivered such further instruments, documents and conveyances and shall take such other action as may be reasonably required to more effectively carry out terms and provisions of this Agreement.

  34. Cumulative Rights. All rights and remedies under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

  35. Entire Agreement. This Agreement, and any exhibits and addenda attached hereto, contain and embody the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise made at any time between the parties or with any third party relating to the subject matter hereof which are not contained in this Agreement or in the exhibits or addenda, if any, shall be of any force or effect.

  36. Counterparts. This Agreement may be executed in any number of counterparts; each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

  37. Section Headings. The section headings contained herein are inserted for convenience only and shall not affect the meaning or interpretation of any provisions of this Agreement.

  IN WITNESS WHEREOF, the Company has executed this Agreement effective the date first above written and NCC has executed and accepted this Agreement effective the same date.


                                       ALLOY ONLINE, INC.



                                       By: /s/ Samuel A. Gradess
                                           -----------------------------
                                           Name:  Samuel A. Gradess
                                           Title: CFO


                                       NATIONAL CATALOG CORPORATION


                                       By: /s/ James Hersh
                                           ----------------
                                           Name:  James Hersh
                                           Title: Vice President

                                   EXHIBIT A
                                   ---------

                                   SERVICES
                                   --------

     1. Access to NCC's order entry fulfillment system (the "System" as elsewhere defined in this Agreement).

     2.   Order Entry, via

          A.  Telephone (inbound "800" lines)
          B.  Mail
          C.  Fax
          D.  Electronic Download from the Site

     3. Receive customer orders through inbound telephone calls at such hours and days of the week as shall be agreed between the parties. In addition, provide promotional telemarketing services such as upselling, cross-selling and advertising special promotions, as directed by the Company.

     4. Answer customer service telephone, mail and email inquiries and resolve customer problems during days and hours of operation as agreed between NCC and the Company.

     5. Prepare and make bank deposits in respect of checks received from customers into accounts maintained solely in the name of the Company by the next Business Day following the receipt date. All payments received by NCC from customers of the Company are to be payable to the order of the Company and deposited directly into such accounts.

     6.   Make staff available for training at the Company's reasonable request.

     7. Receive Merchandise against purchase orders provided by the Company either electronically or by hard copy as agreed between the parties.

          A.  Sign for the number of cartons received.

          B. Perform quantity checks, quality assurance checks and inspection.
              a. Non-problem Merchandise: process into active, reserve or back-order status, as appropriate.

              b.   Problem Merchandise:
                   1.  Segregate
                   2. Notify Company, in such form and at such times as agreed between the parties.

     8. Pick/pack/ship back-ordered Merchandise according to specifications set forth by the Company.

     9. Pick/pack/ship active or reserve Merchandise according to specifications set forth by the Company.

     10.  Write or print gift cards, as specified by the Company.

     11.  Gift wrap, as specified by the Company.

     12. Insert additional materials (package inserts) into outbound shipments, and use any specific packaging materials, per Company's instructions.

     13.  Process customer exchanges.

     14.  Process Customer returns:
          A.  Receive returned Merchandise.
          B.  Inspect returned Merchandise.
          C. Process returned Merchandise in accordance with mutually agreed upon specifications with respect to (i) refurbishment,
              (ii) holding it pending receipt of RA number, (iii) returning it to active or reserve inventory, and (iv) setting it aside for liquidated or special handling.
          D. Notify Company of returned Merchandise in such form and such times as agreed between the parties.

     15. Fulfill catalog requests utilizing live operators according to the Company's specifications.

     16. Perform and report results of cycle counts in a manner which is agreed between the parties.

     17. Perform one complete physical inventory each year at such time and in such manner as is agreed between the Parties.

     18. Maintain a perpetual inventory report, inventory aging information and identified item costing based upon cost information provided by the Company.

     19. Batch and process credit orders to (credit card processor) at such times and in such manner as is agreed between the parties. Deposit receipts to Company designated accounts.

     20.  Maintain and operate drop ship programs as agreed between the parties.

     21. Generate refund checks and credit card credits in accordance with the Company's written instructions.

     22. Issue gift certificates in accordance with the Company's written instructions.

     23. Maintain sales tax schedules in accordance with the Company's written instructions.

     24. Create and dispatch customer notices (backorders, cancellations) in accordance with FTC requirements.

     25. Maintain customer file records on tape and remit such files to the Company's service bureau or other parties in accordance with the Company's written instructions.

     26. Provide the ability to transfer calls to product specialists at the Company's head office.

     27. Provide assistance to the Company in responding to credit card charge backs.

     28.  Verify checks received according to Company's written instructions.

     29. Provide daily reports on Service Levels, including a separate report of Service Levels for outsourced Services, as agreed by the parties.

     30. Provide reports that identify consignment inventory stored in NCC facilities.

     31. Provide daily activity and performance reporting to support the Company's merchandising, marketing and inventory management efforts.

     32. Provide financial reporting that, among other things, reconciles payments to shipments and orders taken to shipments and reports the Company's cash liability to customers.

     33. Establish and maintain financial business rules consistent with existing practices.

     34. Follow Company's written customer relationship policies and procedures to the fullest extent possible.

     35. Support the Company's effort to accept, process and administer non-traditional payment methods and commissioned affiliate sales relationships, along with fulfillment system consistent with the Company's gift certificates, general discounts, multi-item discounts and other promotional pricing arrangements.

     36.  Support source-code based promotional campaigns and catalog versions.

     37. File tracers, call tags and claims for customers experiencing shipping problems.

     38. Assess and integrate new developments in online and offline customer service technologies subject to mutual agreement between NCC and the Company.

                                   EXHIBIT B
                                   ---------

                                SERVICE LEVELS
                                --------------


  1. Daily abandon rate for calls in queue longer than [*] seconds will be less than [*] (excluding catalog request calls).

  2.  The average daily time to answer calls will be:

      [*] will be answered in less than [*] seconds the remaining [*] will be answered in less than [*] seconds.

  3. [*] carton count check in Merchandise receiving with a notation on Bill of Lading of all discrepancies (over, short, damaged in transit) and provide a discrepancy report to the Company by the next Business Day.

  4. Quality control check of [*] of all Merchandise received, in accordance with instructions of the Company, inspecting selected items for any damage in transit and comparison against original sample for matching characteristics and quality.

  5. Merchandise dock to stock on clean (non-problem) receipts to average [*] to stock by the Business Day immediately following receipt date and the remaining [*] stocked by the second Business Day after receipt date.

  6. All in stock portions of orders to be printed/picked up/packed/shipped by the Business Day immediately following the day the order is entered into the System provided the order is not "suspended". All in stock portions of orders with customer requested "Express Shipping" received by 12 Noon will be shipped that same Business Day provided the order is not "suspended". NCC failures to meet the Company's reasonable forecasts with respect to Express shipping commitments may necessitate service upgrades and customer callbacks at NCC's expense.

  7. Returned orders with: wrong item shipped, duplicate items shipped, missing component from package, and insufficient quality are not to exceed [*] of total orders shipped on a monthly basis.

  8. Returned orders with Merchandise damaged in transit due to improper packing are not to exceed [*] of total orders shipped on a monthly basis.

  9. Response time on all Customer Service calls and email is to be [*] same day, [*] by the next day and [*] by the following day from the date of initial call or receipt. All letters and emails are to be date stamped upon receipt and calls noted in the proper field within the System.

     10. [*] of daily returns and item exchanges will be processed (including customer credit entry) not more than two Business Days immediately following receipt date and the remaining [*] will be processed (including customer credit entry) not more than three Business Days immediately following receipt date.

     11. [*] of mail orders received will be entered into theSystem by the next Business Day after receipt date and the remaining [*] will be entered no more than two Business Days after receipt date.

     12. End of Day System Generated reports will be available by 9:00 am each day and month end financial reports will be available within two days of the month end.

                                   EXHIBIT C
                                   ---------

                               SYSTEMS SERVICES
                               ----------------


1.  User Licenses
    -------------

    NCC will provide up to 5 concurrent user licenses, additional licenses will cost [*] each.

2.  Data Conversion
    ---------------

    NCC Agrees to provide basic data conversion services or data entry services required to move the following files (a) item master related data, (b) summary vendor related data, and (c) summary customer list data. The Company will provide NCC with the data for the listed files in the format described in the record layouts provided to the Company by NCC.

    The Company will be responsible for determining the completeness and accuracy of both the data represented to NCC and the completeness and accuracy of the conversion. If it is determined that the data provided by the Company was inaccurate or incomplete the Company will be responsible for providing additional data or corrected data and for the subsequent re-conversion. If it is determined that the conversion was incomplete or inaccurate NCC will be responsible for any corrections required and for the subsequent re-conversion.

3.  Data Storage and Processing
    ---------------------------

    NCC will support the use and storage of all transactional data to the extent that its use and creation is provided for by DMMS. In particular NCC will store the following amounts of historical data and maintain on-line (a) 24-months of order detail data (b) all summary customer data (c) all item related data (d) all source code related data (e) all summary vendor related data. Other mutually agreed upon data can be stored provided the Company agrees to bear the costs of additional storage capacity. Once the order detail data has reached its time limit it will be removed from NCC's system and placed on an off line storage media (e.g. tape) with an indefinite retention period. Online reports will be available for viewing and printing for 45 days after creation of the report after which they will be removed from NCC's system.

4.  Computer Forms
    --------------

    NCC will provide a standard set of document formats. The Company will be able to select one color and logo for these standard forms. If the Company chooses to develop custom forms then the Company will be responsible for the cost of their development. These responsibilities will include, but are not limited to, custom programming, graphic design, and printing. The Company assumes responsibility for graphically designing and approving all forms used by NCC on its behalf although NCC retains the right of final approval of all forms subject to the ability of NCC's printing equipment to adequately handle the forms. These forms include at least the Packing slip, back order notice, checks, and others used for customer correspondence.

5.  Data Communications
    -------------------

    In the event the Company decides to use a dedicated connection to NCC computer systems the Company agrees to use whichever reasonable network service provider NCC selects consistent with its needs. The Company will be responsible for the usage and installation of the data circuit between the Company's site and NCC's facility. The Company will be responsible for all Company premise equipment required to connect the network service to the Company's network. The Company will be responsible for installing and maintaining a backup link to NCC's facilities if the Company chooses to have a back up link. The Company will be responsible for all upgrades to their computers or new purchases required to connect their equipment to NCC's AS/400 using the provided wide area network. NCC shall provide at least thirty days notice of any need for future upgrades or new purchases.

    In the event the Company decides to maintain a dialup non-dedicated connection to NCC's computer systems the Company will be responsible for all Company premise hardware, software and usage costs associated with the connection.

    The Company agrees to provide a person capable of installing, configuring and maintaining all software and hardware required for correct operation of the Company's PC's, printers and local area network when connected to the NCC wide area network. If the Company does not have a person available initially, NCC at its discretion will temporarily provide such a person at the Company's expense at a rate to be mutually agreed between the parties.

NCC will not be responsible for any interruption of service created by equipment or network malfunctions unless such malfunction is a result of NCC gross negligence or willful misconduct.

6.  Computer System Availability
    ----------------------------

    NCC's computer system will be available to the Company at its offices seven
(7) days per week, twenty-four (24) hours each day except (i) as a result of a daily backup which will start between 4:00 a.m. and 6:00 a.m. CST and last up to one (1) hour, and (ii) on selected Sundays during the term hereof according to a schedule published by NCC and given to the Company to perform required system maintenance. NCC will not be responsible for any interruption of service caused by system malfunctions, except when due to failure of the System to perform substantially in compliance with the published specifications and documentation or if such malfunction is a result of NCC gross negligence; however, NCC shall use its best efforts to repair any such system malfunction as quickly as possible.

7.  Job Execution
    -------------

    NCC reserves the right to manage the execution of all jobs on NCC's AS/400.

8.  Service Bureaus
    ---------------

    The Company will be responsible for contacting all service bureaus including but not limited to, credit card clearing houses, catalog mailing services, list management services, mailing houses, order providers and catalog request providers and making arrangements to have NCC's software provider develop any required interfaces to either import or export data from or to NCC's computer systems. NCC shall provide the Company and/or its service bureaus all necessary specifications and documentation in a timely fashion. The cost of all custom programming will be borne by the Company. The Company will be responsible for approving the final formats and validating the integrity of all exchanged data. NCC and the Company will develop a mutually agreeable schedule of data transfers to service bureaus. The cost of additional transfers will be borne by the Company.

9.  Computer System Training
    ------------------------

    The Company agrees to commit to reasonably train a mutually agreed upon number of people on the use of NCC's DMMS system. The Company agrees to make key people available for a total of

40 hours of training, at the Company's option, in the following areas (a) call center (b) distribution (c) marketing (d) merchandising (e) system maintenance
(f) report reading. NCC and the Company will develop a mutually agreeable training schedule to meet the above requirement. NCC will make every reasonable effort to accommodate the Company's implementation schedules with regard to training. This training will be conducted at an NCC facility. NCC will advise the Company of the need for supplementary training for key individuals. The cost of training in excess of the 40 hours will be borne by the Company.

10.  System Modifications
     --------------------

     The Company may request modifications to NCC's computer systems and DMMS to support its operations. The Company agrees to bear the cost of all requested modifications. NCC retains the right to deny any requests if in NCC's or its software developer's (ASTI) reasonable opinion the installation of the requested modification will have a detrimental affect on the operation of NCC's computer systems. All requests will follow a standard formal procedure of request, analysis, approval, development, testing, verification and installation and NCC will employ its reasonable efforts to respond within two Business Days of the request, but in any event will communicate its progress in this regard to the Company within such time frame.

     While NCC provides a query tool to allow the Company to access its data in an ad-hoc manner, NCC retains the right to approve the coding of each query to insure it follows established access and security guidelines and to control the execution of the query.

11.  Documentation and Reports
     -------------------------

     NCC will provide the Company with the reports listed as an attachment to this exhibit. Requests for additional information or reports must be submitted by the company.

12.  DMMS System Table and File Maintenance
     --------------------------------------

     NCC agrees to maintain all agreed upon DMMS system tables and files. In the event these tables or files are incorrectly maintained it is NCC's responsibility to make the corrections in the tables and files and correct any problems caused by the incorrect data.

13.  DMMS Usability and Compatibility
     --------------------------------

     It is the Company's responsibility to assess the usability of NCC's computer system to determine its usability and compatibility with the Company's business. It is the Company's responsibility to identify incompatibilities and short comings and make requests for modification as required. Upon the Company's request, NCC will provide the Company with the functional and performance specification of NCC's computer system.

14.  Defects in DMMS
     ---------------

     In the event there are defects found by the Company with the DMMS system the Company agrees to advise NCC in writing of the precise nature of the problem along with examples and any other assistance NCC may reasonably request in determining the nature of the problem. NCC does not warrant or guarantee the results but will use its best efforts to correct any such error within a reasonable period of time. NCC warrants that the DMMS system performs substantially in compliance with functional and performance specifications and documentation that are set forth in the published specifications. NCC shall promptly correct any such failures in compliance or refund fees in an amount to be mutually agreed by the parties.

15.  Help Desk Support
     -----------------

     NCC will provide help desk support to Company from 7:00 a.m. EST to 4:00 p.m. EST Monday through Friday. The support will consist of best effort attempts to resolve the problem immediately. In the event a problem cannot be handled immediately a help desk ticket will be opened and forwarded to the party most able to respond to the problem. In the event it is suspected there is a defect in DMMS then the provision under "Defects in DMMS" should be followed. If the defect affects Company's use of the System in a material way, NCC shall provide diligent and continuous efforts to resolve the problem, including notifying the Company as frequently as practicable as to the status of the problem and allocating additional resources to it until resolution.

  In the event of an emergency outside the normal hours of support a list of phone numbers will be provided where assistance can be obtained.

16.  Data Protection
     ---------------

     NCC will perform a nightly save of all the Company's critical data and store it offsite in a safety deposit box at a local bank.

17.  System Security
     ---------------

     The Company agrees to use reasonable efforts to establish a reasonable computer system security policy, implement it and enforce it. NCC will not be responsible for loss of data or operational functionality caused by breaches of security resulting solely from an inadequate security policy, implementation or enforcement by the Company; however, notwithstanding that any such loss may result from no fault of NCC, NCC will use every reasonable effort to assist the Company to mitigate its losses and restore the integrity of the System and the network. The Company also agrees not to allow any "internet" access to the NCC network. In the event access is established through the Company's gross negligence, the Company will be responsible for all resulting damage, including damage to NCC's network, computer systems and data residing on NCC's computer system.

18.  NCC's Covenants
     ---------------

  NCC shall maintain and update the computer system in the ordinary course of its business and in accordance with IBM published guidelines. NCC shall not destroy any of the Company's system data without prior written authorization.

                                   EXHIBIT D
                              FIXED FEE PER ORDER

                              ALLOY ONLINE, INC.


              ANNUAL GROSS ORDERS        FIXED FEE PER ORDER
              -------------------        -------------------
             AS MEASURED FROM THE
             --------------------
              COMMENCEMENT DATE
              -----------------

             UP TO [*] ORDERS                    [*]

             [*] - [*] ORDERS                    [*]

             [*] - [*] ORDERS                    [*]

             OVER [*] ORDERS                     [*]

NOTE: THE COMPANY SHALL PAY AN ADDITIONAL FIXED FEE OF [*] FOR EACH CATALOG REQUEST TAKEN BY NCC.

                                   EXHIBIT E
                                   ---------

                     PRO FORMA FULFILLMENT COST WORKSHEET
                     ------------------------------------

                                ATTACHED HERETO
                                ---------------

                                   EXHIBIT E
                                   ---------

                         NATIONAL CATALOG CORPORATION
                      VARIABLE FULFILLMENT COST WORKSHEET

Company Spaide - 092399
                                                                     Labor Rate                           Total
                                                          Quantity   Per Hour    Labor        Labor       Labor         Cost Per
Activity                          Department  Quantity    Per Hour   (Loaded)    Efficiency   Hours       $             Order
--------------------------------  ----------  ----------  ---------  ---------   ----------   ----------  -----         -----
Calls per order                               [*]
Order Calls                                   [*]         [*]        [*]         [*]          [*]         [*]
Telephone                         Order
                                  Entry       [*]         [*]        [*]         [*]          [*]         [*]
Catalog Requests-Phone                        [*]         [*]        [*]         [*]          [*]         [*]
Internet Orders                               [*]         [*]        [*]         [*]          [*]         [*]
Mail Orders                       Mail Room   [*]         [*]        [*]         [*]          [*]         [*]
                                  Data Entry  [*]         [*]        [*]         [*]          [*]         [*]
                                              ---------                                                   ----------
Total Orders                                  [*]                                                         [*]           [*]

Customer Service                                                                                          [*]           [*]
Returns                           Data Entry  [*]         [*]        [*]         [*]          [*]         [*]           [*]
CS Specialists                                [*]         [*]        [*]         [*]          [*]         [*]           [*]
Audit                                                                                                     [*]           [*]
Product Specialists
Training                                                                                                  [*]           [*]
Units per Order                                           [*]
Shipments per Order                                       [*]
Receiving/Inspection/Stocking     Rec.
                                  Process     [*]         [*]        [*]         [*]          [*]         [*]
                                  Equip. Oper [*]         [*]        [*]         [*]          [*]         [*]
                                  Stocking    [*]         [*]        [*]         [*]          [*]         [*]
                                                                                                          [*]           [*]
Total Units Shipped                           [*]
                                  Picking     [*]         [*]        [*]         [*]          [*]         [*]
                                  Stocking    [*]         [*]        [*]         [*]          [*]         [*]
                                  Envel. Stuff[*]         [*]        [*]         [*]          [*]         [*]
                                  Packing     [*]         [*]        [*]         [*]          [*]         [*]
                                  Manifest    [*]         [*]        [*]         [*]          [*]         [*]
                                  Loading     [*]         [*]        [*]         [*]          [*]         [*]
                                              ---------                                                   ----------
Total Shipments                               [*]                                                         [*]           [*]

Returns
                                  Returns Proc[*]         [*]        [*]         [*]          [*]         [*]
                                  Restocking  [*]         [*]        [*]         [*]          [*]         [*]
                                              ---------                                                   ----------
  Subtotal                                    [*]                                                         [*]           [*]

Catalog Requests                  Mailroom    [*]         [*]        [*]         [*]          [*]         [*]
                                  Stuffing    [*]         [*]        [*]         [*]          [*]         [*]
Subtotal                                                                                                  [*]           [*]

Internet Customer Service         Cust.
                                  Service     [*]         [*]        [*]         [*]          [*]         [*]           [*]

Gift Wrapping                     Packing     [*]         [*]        [*]         [*]          [*]         [*]           [*]
Call Tags                         Cust.
                                  Service     [*]         [*]        [*]         [*]          [*]         [*]           [*]
Tracers                           Cust.
                                  Service     [*]         [*]        [*]         [*]          [*]         [*]           [*]
Drop Shipments                    Cust.
                                  Service     [*]         [*]        [*]         [*]          [*]         [*]           [*]
Other                             Misc.       [*]

 Subtotal - Variable Labor Cost               [*]                                                         [*]           [*]

Supervisors (% of direct labor)               [*]                                                         [*]           [*]

800 Telephone                     order calls  [*] mins/call [*] minutes  [*] cost/min [*]                [*]           [*]
T-1                               [*] per day peak-[*] per hour [*] calls per hour [*] lines per T-1
800 Telephone                     request calls [*] mins/call [*] minutes [*] cost/min [*]                [*]           [*]
T-1                                                                                                       [*]           [*]
IVR Catalog Requests                          [*]                                        cost/call [*]    [*]           [*]
Packing Supplies                                                                                                        [*]
Misc.                                                                                                                   [*]
Total Variable (Excluding
 Shipping)                                                                                                              [*]
                                                                                                                        -----
Cost per Order
 (Excluding Catalog
 Requests)                                                                                                 [*]          [*]


Administration Fee                                                                                         [*]          [*]
                                                                                                                        -----
Adjusted Actual
Variable Cost
(excluding catalog requests)                                                                                            [*]

                                   EXHIBIT F
                                   ---------

                      SCHEDULE OF KEY OPERATION STATISTICS
                      ------------------------------------


Items Per Order                                                              [*]
--------------------------------------------------------------------------------
Percentage of Units Requiring Special Handling (e.g. secure caging,
 oversize, gift wrap, monogramming)                                          [*]
--------------------------------------------------------------------------------
Percentage of Units requiring quality control/inspection                     [*]
--------------------------------------------------------------------------------
Minutes per Phone Call                                                       [*]
--------------------------------------------------------------------------------
Line Items Per Order                                                         [*]
--------------------------------------------------------------------------------

                                   EXHIBIT G

                            SALES TAX JURISDICTIONS


State of Virginia: To the extent there are county-. or city-specific sales tax rates, please program the system accordingly. In addition, if VA sales tax is product-specific, we must evaluate our product offerings to determine whether items are sales tax exempt or non-exempt.

New York State: Please note that effective March 1 , 2000, new Sales and Use Tax Exemptions went into effect in NY State. These affect Alloy in a variety of ways:

     . Clothing and Footwear costing less than $110 per item is exempt from NY State's 4% sales and use tax (this covers the majority of Alloy's merchandise offerings).

     . City/County level Sales and Use tax: certain jurisdictions have exempted clothing and footwear costing less than $110 per item from local sales and use tax, others have not. Please see attached exhibits to guide set-up programming.

     . Certain Alloy merchandise offerings are not sales and use tax exempt. An exhibit of non-exempt items is attached with notations for the item categories that Alloy sells. These items should be set-up so that the full sales tax rate is charged thereon.

State of California: We are currently investigating whether we need to collect and remit sales tax. We should have a clearer answer in the next couple of weeks. For now, sales tax should be applied to shipments to CA.

NEW YORK STATE DEPARTMENT OF TAXATION AND FINANCE     TSB-M-OO (1.1) S
OFFICE OF TAX POLICY ANALYSIS                         Sales Tax
TECHNICAL SERVICES DIVISION                           February 7, 2000

     ALLOY ONLINE, INC.
     SAM GRADESS
     115 W 30TH ST # 304
     NEW YORK NY 10001-4010



             SALES AND USE TAX EXEMPTION ON CLOTHING AND FOOTWEAR
                                 MARCH 1, 2000
                    (EXEMPTION WITHIN CITIES AND COUNTIES)

Effective March 1, 2000, clothing and footwear costing less than $110 per item are exempt from the State's 4% rate of sales and compensating use taxes. For a detailed explanation of the exemption see TSB-M-00(1)S*.

The exemption also applies to sales and use taxes imposed by the counties and cities listed below. There is no exemption from the 1/4 % tax imposed by the State in cities and counties located in the Metropolitan Commuter Transportation District (MCTD), unless the city or county in the MCTD provides an exemption from its own tax, in which case the exemption will also apply to the 1/4 % MCTD tax in that city or county. Clothing and footwear remain subject to local tax at the rate indicated for those localities listed on page 2.

                    CITIES AND COUNTIES WHERE NO TAX APPLIES

CITY OR COUNTY                                                                  CITY OR COUNTY
-------------------------------------------------------------------------------------------------------------------------

Broome County Chautauqua County                          New York City - includes counties of Bronx, Kings (Brooklyn),
                                                         New York (Manhattan), Queens,
Chenango County (including the city of Norwich)          and Richmond (Staten Island)
Columbia County                                          Oswego County (outside the city of Oswego)
Cortland County                                          Rockland County
Delaware County                                          Schuyler County
Fulton (city of) - located in Oswego County              Suffolk County
Greene County                                            Sullivan County
Madison County (outside the city of Oneida)              Tioga County
-------------------------------------------------------------------------------------------------------------------------

The following cities enacted local exemptions, but a portion of the county rate still applies. See page 2 for the rates in effect for these localities:

     GLOVERSVILLE (CITY OF) - LOCATED IN FULTON COUNTY
     SHERRILL (CITY OF) - LOCATED IN ONEIDA COUNTY

*We are mailing TSB-M-00(1)S with this TSB-M-00(1.l)S, so you will have the detailed information available. You may also obtain a copy of TSB-M-00(1)S by calling 1-800-462-8100 or logging on to our website at
http://www.tax.state.ny.us.   TSB-Ms are located under the heading "Publications
and Technical Bulletins". If you have a fax machine, you can obtain TSB-M-00(l)S from our Fax-on-Demand system by dialing 1-800-748-3676, following the prompts and entering 11110 when prompted for the five-digit code.

                                                      TSB-M-00(1)(S)
                                                      Sales Tax
                                                      January 24, 2000

              SALES AND USE TAX EXEMPTION ON CLOTHING, FOOTWEAR,
               AND ITEMS USED TO MAKE OR REPAIR EXEMPT CLOTHING
                            EFFECTIVE MARCH 1, 2000
                      LISTING OF EXEMPT AND TAXABLE ITEMS


                                 TAXABLE ITEMS

Antique clothing                   *Jewelry                                Shin guards and padding
  (collectable -                   Key cases                               Shoulder pads (football,
  not for wear)                                                              hockey, etc.)
* Barrettes                        Mitts (baseball fielder's glove,etc.)
* Bobby pins                         hockey, etc.)                         Sunglasses (unless prescription)
  Costumes                         Party costumes                          Umbrellas
  Crib blankets                    Personal flotation devices              *Wallets
* Elastic ponytail holders         Protective masks (athletic, sport       *Watch bands
  Goggles (unless prescription*)     or occupational)                      *Watches
* Hair bows                        Roller skates                           Wigs
* Hair clips                       Safety glasses (unless                  Yard goods and notions**
* Handbags and purses              prescription*)
* Headbands (Sweatbands are        Sewing accessories (not an
    exempt)                          integral part of clothing such as
  Helmets (sport, motorcycle,        chalk, instruction books, knitting
  bicycle, etc.)                     needles, measuring tapes,
  Ice skates                         needles, patterns, scissors, pins,
  In-line skates                     thimbles )

* Items marked with an asterisk are exempt regardless of their price. See Publication 822, Taxable Status of Medical Equipment and Supplies. DO NOT REPORT THESE ITEMS ON SCHEDULE H.


** Yard goods and notions (fabric, thread, yarn, buttons, snaps, hooks, zippers and like items) used of consumed to make or repair exempt clothing which become a physical component part of the clothing are generally exempt. See page 1 under the heading, THE FOLLOWING ADDITIONAL LIMITATIONS WILL APPLY TO THE EXEMPTION, for additional details concerning the taxability of yard goods and notions.

                                                      TSB-M-00(1)(S)
                                                      Sales Tax
                                                      February 7, 2000


Clothing and footwear will remain subject to local tax (and the MCTD 1/4% rate, where applicable) in the following localities at the rate indicated.

                                     %                                                                %
      Taxing Jurisdiction           Rate                    Taxing Jurisdiction                      Rate
-----------------------------------------------------------------------------------------------------------
Albany County                       4       Onodaga County                                            3
-----------------------------------------------------------------------------------------------------------
Allegany County                     4       Ontario Country (including cities of Canadaigua and       3
                                            Geneva)
-----------------------------------------------------------------------------------------------------------
Cattarugus County (including        4       Orange County                                             3-1/4
 cities of Olean and Salamanca)
-----------------------------------------------------------------------------------------------------------
Cayuga County (including city               Orleans County                                            4
 of Auburn)
-----------------------------------------------------------------------------------------------------------
Chemung County                      3       Oswego County (including city of Fulton)                  0

                                            Oswego (city)                                             3
-----------------------------------------------------------------------------------------------------------
Dutchess County                     3-1/4   Otsego County                                             3
-----------------------------------------------------------------------------------------------------------
Erie County                         4       Putnam County                                             3-1/4
-----------------------------------------------------------------------------------------------------------
Essex County                        3       Rensselaer County                                         4
-----------------------------------------------------------------------------------------------------------
Franklin County                     3       St. Lawrence County (including city of Ogdensburg)       3
-----------------------------------------------------------------------------------------------------------
Fulton County (including city       3       Saratoga County                                           3
 of Johnstown, but outside city
 of Gloversville)
Gloversville (portion of county     1-1/2   Schenectady County                                        3-1/2
 rate that applies)

                                            Schoharie County                                          3
-----------------------------------------------------------------------------------------------------------
Genessee County                     4       Seneca County                                             3
-----------------------------------------------------------------------------------------------------------
Hamilton County                     3       Steuben County (including cities of Corning and           4
                                            Hornell)
-----------------------------------------------------------------------------------------------------------
Herkimer County                     4       Tompkins County (including city of Ithaca)                4
-----------------------------------------------------------------------------------------------------------
Jefferson County                    3       Ulster County                                             3-3/4
-----------------------------------------------------------------------------------------------------------
Lewis County                        3       Warren County (including city of Glens Falls)             3
-----------------------------------------------------------------------------------------------------------
Livington County                    3       Washington County                                         3
-----------------------------------------------------------------------------------------------------------
Madison County (outside city of     0       Wayne County                                              3
 Oneida)

Oneida (city)                       1-1/2   Westchester County (outside cities of Mount Vernon        2-3/4
-----------------------------------------------------------------------------------------------------------
Monroe County                       4       New Rochelle, White Plains, and Yonkers)                  4-1/4

                                            Mount Vernon (includes city and county rate)              4-1/4
                                            White Plains (includes city and county rates)
                                            Yonkers (includes city and county rates)
-----------------------------------------------------------------------------------------------------------
Montgomery County                   3
-----------------------------------------------------------------------------------------------------------
Nassau County                       4-1/2                                                             4-1/4
-----------------------------------------------------------------------------------------------------------
Niagara County                      3
-----------------------------------------------------------------------------------------------------------
Oneida Country (outside cities      4                                                                 4-1/4
 of Rome, Sherrill, and Utica)
-----------------------------------------------------------------------------------------------------------
Rome (includes city and country     4-1/4   Wyoming County                                            4
 rates)
-----------------------------------------------------------------------------------------------------------
Sherrill (portion of country        3       Yates County                                              3
 rate that applies)
-----------------------------------------------------------------------------------------------------------
Utica (includes city and            4
 country rates)
-----------------------------------------------------------------------------------------------------------

                                   EXHIBIT H
                                   ---------

                      COMPANY' S CERTIFICATE OF INSURANCE
                      -----------------------------------

                                                                                                          Date: (mm/dd/yy)
ACORD CERTIFICATE OF LIABILITY INSURANCE                                                                     01//26/00
------------------------------------------------------------------------------------------------------------------------------------
Producer                       This certificate is issued as a matter of information only and confers no rights upon
The Rollins Agency, Inc.       the certificate holder.  This certificate does not amend, extend or alter the coverage
65 Main Street                 afforded by the policies below.
Tuckahoe, NY 10707             --------------------------------------------------------------------------------------
914-337-1833                              INSURERS AFFORDING COVERAGE
Insured                        Insurer A Hartford Accident and Indemnity Co.
Alloy Online, Inc.             Insurer B Fremont Casualty Insurance Company
115 West 30th Street #201      Insurer C Executive Risk Specialty Insurance
New York, NY  10001            Insurer D
                               Insurer E
------------------------------------------------------------------------------------------------------------------------------------
COVERAGES
------------------------------------------------------------------------------------------------------------------------------------
The policies of insurance listed below have been issued to the insured name above for the policy period indicated. Notwithstanding any requirement, term or condition of any contract or other document with respect to which this certificate may be used or may pertain, the insurance afforded by the policies described herein is subject to all the terms, exclusions and conditions of such policies, aggregate limits shown may have been reduced by paid claims.
------------------------------------------------------------------------------------------------------------------------------------

                                                          POLICY     POLICY
                                                          EFFECTIVE  EXPIRATION
INSR                                                      ---------------------
LTR. TYPE OF INSURANCE         POLICY NUMBER                 DATE (MM/DD/YY)                       LIMITS
-----------------------------  -------------------------  ------------------------- ---------------------------------------
A    General Liability         16UUNIC2366                09/03/99   09/03/00       Each occurrence              $   [*]
---------------------------------------------------------------------------------------------------------------------------
     X     Commercial General                                                       Fire Damage                  $   [*]
           Liability                                                                (any one fire)
-------------------------------------------------------------------------------------------------------------------------
     Claims Made X Occur                                                            Med Exp. (Any one            $   [*]
                                                                                    person)
     General Agg Limit App Per
     Policy  Project    LOC

---------------------------------------------------------------------------------------------------------------------------
                                                                                    Personal & Adv Injury        $   [*]
---------------------------------------------------------------------------------------------------------------------------
                                                                                    General Aggregate            $   [*]
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Products-Comp/Op Agg         $   [*]
---------------------------------------------------------------------------------------------------------------------------
A    Automobile Liability      16UUN1C2366                09/03/99   09/03/00       Combined Single              $   [*]
                                                                                    Limit (Accident)
                                                                                    Bodily Injury (for person)
                                                                                    Bodily Injury (per accident)
                                                                                    property damage (per
                                                                                    accident)
---------------------------------------------------------------------------------------------------------------------------
                               Any Auto
                               All Owned Audios
                               Scheduled Autos
     X                         Hired Autos
     X                         Non-Owned Autos

---------------------------------------------------------------------------------------------------------------------------
     Garage Liability                                                               Auto Only-EA Accident
---------------------------------------------------------------------------------------------------------------------------
                               Any Autos                                            Other Than Auto
                                                                                    Only EA Acc
---------------------------------------------------------------------------------------------------------------------------
A    Excess Liability          16XHUCY8767                09/03/99   09/03/00       Each occurrence              $   [*]
                                                                                    Aggregate                    $   [*]
---------------------------------------------------------------------------------------------------------------------------
     X Occur     Claims Made

     Deductible
     Retention     $10000
---------------------------------------------------------------------------------------------------------------------------
B    Workers Compensation and  BINDER108761               12/05/99   12/05/00       WC Statu  OTHER
     Employers' Liability                                                           Limits
                                                                                    E.L. Each accident           $  [*]
                                                                                    E.L. Disease-EA              $  [*]
                                                                                    Employee
                                                                                    E.L. Disease-Policy          $  [*]
                                                                                    Limit
---------------------------------------------------------------------------------------------------------------------------
C    Other: Errors & Omissions 15117458499                05/21/99   05/21/00       $ [*]
                                                                                    $ [*] deductible
---------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER      ADDITIONAL INSURED, INSURER LETTER   CANCELLATION
                                                             Should any of the above described policies be cancelled before the expiration date thereof, the issuing insurer will endeavor to mail
                                                             10 days written notice to the certificate holder named to the left but failure to do so shall impose ho obligation or liability of any kind upon the insurer, its agents or representatives
                                                                                                            ------------------------
                                                             Authorized Representative:

                                                             -----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT I
                                   ---------

                        NCC'S CERTIFICATE OF INSURANCE
                        ------------------------------

                                                                                                          Date: (mm/dd/yy)
ACORD CERTIFICATE OF LIABILITY INSURANCE                                                                     01//26/00
------------------------------------------------------------------------------------------------------------------------------------
Producer                       This certificate is issued as a matter of information only and confers no rights upon
Shepard and Associates, Inc.   the certificate holder.  This certificate does not amend, extend or alter the coverage
55 Railroad Avenue, Box 1248   afforded by the policies below.
Greenwich, CT  06836           --------------------------------------------------------------------------------------
SHEPARD & ASSOCIATES, INC.               COMPANIES AFFORDING COVERAGE
Phone No. 203-661-6655         Company
Fax No. 203-661-6983           A        Utica Mutual Insurance Co.
INSURED                                 --------------------------
                               Company
  National Catalog Corporation B
  Mr. James Hersh                       --------------------------
  67 Holly Hill Lane           Company
  Greenwich, CT  06830         C
                                        --------------------------
                               Company
                               D
                                        --------------------------

------------------------------------------------------------------------------------------------------------------------------------
COVERAGES
------------------------------------------------------------------------------------------------------------------------------------
This is to certify that the policies of insurance listed below have been issued to the insured name above for the policy period indicated, notwithstanding any requirement, term or condition of any contract or other document with respect to which this certificate may be issued or may pertain, the insurance afforded by the policies described herein is subject to all the terms, exclusions and conditions of such policies. Limits shown may have been reduced by paid claims.
------------------------------------------------------------------------------------------------------------------------------------

                                                          POLICY     POLICY
                                                          EFFECTIVE  EXPIRATION
CO.                                                       ---------------------
LTR. TYPE OF INSURANCE         POLICY NUMBER                 DATE (MM/DD/YY)                       LIMITS
-----------------------------  -------------------------  ------------------------- ---------------------------------------
A    General Liability         CPP2225189                 12/31/99   12/31/00       General aggregate            $  [*]
                                                                                                                    [*]
---------------------------------------------------------------------------------------------------------------------------
A    X    Commercial                                                                Products-Comp/Op A Agg       $  [*]
          General
          Liability                                                                                                 [*]
---------------------------------------------------------------------------------------------------------------------------
          Claims MadeX                                                              Personal & Adv               $  [*]
          Occur                                                                     Injury                          [*]
---------------------------------------------------------------------------------------------------------------------------
          Owner's &                                                                 Fire Damage                  $  [*]
          Contractor's Pro                                                          (any one fire)
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Med Exp (any                 $  [*]
                                                                                    one person)
---------------------------------------------------------------------------------------------------------------------------
A    Automobile Liability      BAC2032109                 12/31/99   12/31/00       Combined Single Limit        $  [*]
                                                                                    Bodily Injury
                                                                                    (per person)
                                                                                    Bodily Injury
                                                                                    (per accident)
                                                                                    Property Damage
---------------------------------------------------------------------------------------------------------------------------
     X    Any Auto
          All Owned Audios
          Scheduled Autos
          Hired Autos
          Non-Owned Autos
---------------------------------------------------------------------------------------------------------------------------
     Garage Liability                                                               Auto Only-EA Accident
          Any Auto                                                                  Other than Auto Only
                                                                                    Each Accident
                                                                                    Aggregate
---------------------------------------------------------------------------------------------------------------------------
A    Excess Liability          CULP2205348                12/31/99   12/31/00       Each Occurrence              $  [*]
     X  Umbrella Form                                                               Aggregate                    $  [*]
     Other Than Umbrella Form
---------------------------------------------------------------------------------------------------------------------------
A    Workers Compensation and                                                       WC Statutory
     Employer's Liability                                                           Limits       X  OTHER
     The proprietor/    INCL   W2251562                   12/31/99   12/31/00       EL Each Accident             $  [*]
     Partners/Executive EXCL                                                        EL Disease-Policy Limit      $  [*]
     Officers are:                                                                  EL Disease-EA Employee       $  [*]
---------------------------------------------------------------------------------------------------------------------------
A    Property Section          CPP2225189                 12/31/99   12/31/00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER      ADDITIONAL INSURED, INSURER LETTER   CANCELLATION
                                                             Should any of the above described policies be cancelled before the expiration date thereof, the issuing company will endeavor to mail
                                                             30 days written notice to the certificate holder named to the left but failure to do so shall impose ho obligation or liability of any kind upon the insurer, its agents or representatives
                                                                                                             -----------------------
                                                             Authorized Representative:

                                                             -----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                               TABLE OF CONTENTS

   REPORT #    REPORT NAME                   REPORT PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
    ACT900R    CDL Reconciliation            This report Enables you to track and balance the amount of liability carried on a daily basis resulting from Cash Orders.
------------------------------------------------------------------------------------------------------------------------------------
    ACT900R    Refunds Payable               This report enables you to track and balance the amount of payables carried on a daily basis resulting from refunds.
------------------------------------------------------------------------------------------------------------------------------------
    ACT901R    Inventory Reconciliation      This report provides a mechanism for tracking and balancing the number of units in inventory on a daily basis.
------------------------------------------------------------------------------------------------------------------------------------
   ACT901R1    Inventory Reconciliation      This report is used to track and balance inventory adjustments by type.
------------------------------------------------------------------------------------------------------------------------------------
    INV905     Backorder Report By Item #    This report displays backorder information by item number and is used to monitor backordered quantities and due dates, retail values, and cost values.
------------------------------------------------------------------------------------------------------------------------------------
   INV929R2    Daily Inventory Adjustment    This daily report summarizes information for each inventory adjustment entered on
               Recap                         the reporting day.
------------------------------------------------------------------------------------------------------------------------------------

   REPORT #    REPORT NAME                   REPORT PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
   ORD506R     Listing of Deposit Totals     This report provides a summary of the deposit transactions sent to the credit card processor on the given day.
------------------------------------------------------------------------------------------------------------------------------------
   ORD827R1    Outstanding Cash Deposit      This report focuses on liability created through cash orders by providing daily
               Report                        cash order information.
------------------------------------------------------------------------------------------------------------------------------------
   ORD827R2    Outstanding Cash Deposit      Component of the cash deposit liability which details all 'new' cash order
               Report- New Cash Orders       activity since the last batch run.
               Activity (Suspended and
               Placed)
------------------------------------------------------------------------------------------------------------------------------------
   ORD827R3    Outstanding Cash Deposit      Component of the cash deposit liability which list all cash orders currently
               Report - Suspended Orders     suspended and stored in the working order file.
------------------------------------------------------------------------------------------------------------------------------------
   ORD827R5    Outstanding Cash Deposit      This report is a component of daily reconciliation on both cash deposit liability
               Report - Refund Amounts       and refunds payable. This report lists all exchange orders, both placed and suspended, until they are completely shipped.
------------------------------------------------------------------------------------------------------------------------------------
   ORD829R     Changes to Cash Deposit       This report is a component of the CDL reconciliation and lists all dollar amount
               Liability                     changes to previously suspended cash orders so the variance can be tracked and applied for balancing purposes.
------------------------------------------------------------------------------------------------------------------------------------
   ORD840R1    Automatic Refunds             This report provides an audit report for refunds disbursed for the day.
               Disbursable
------------------------------------------------------------------------------------------------------------------------------------
   ORD934R1    Credit Card Charges and       This report runs at the end of each day to provide a detailed listing of all
               Credits                       credit card charges and credits received from each credit card processor.
------------------------------------------------------------------------------------------------------------------------------------

   REPORT #    REPORT NAME                   REPORT PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
   ORD941A     Daily Shipped Sales Report    This is the core report for tracking daily sales information. It is driven by the shipment disposition records and provides a method for totaling and reconciling sales dollars to shipped sales and credit card on a daily basis.
------------------------------------------------------------------------------------------------------------------------------------
   ORD941D     Daily Shipped Sales Report -  This report provides you with a daily listing of tax amounts charged for
               Sales Tax                     corresponding shipped sales.
------------------------------------------------------------------------------------------------------------------------------------
   ORD941P     Daily Shipped Sales Report -  This report provides an alternative view of the daily shipped sales. This report
               Category Recap by Picking     displays merchandise amounts and is broken first by warehouse, second by customer
               Batch Type                    type and third by picking batch type.
------------------------------------------------------------------------------------------------------------------------------------
   ORD971R     Item SKU Information by       This report displays demand and SKU information by prefix.
               Prefix
------------------------------------------------------------------------------------------------------------------------------------
   ORD975R     Allowance Report - Recap      Report displays orders which have allowance applied to them and is used to audit and post allowances to the appropriate accounts.
------------------------------------------------------------------------------------------------------------------------------------
   ORD980R     Miscellaneous Charge Report - Report displays orders which have miscellaneous charges applied to them and is
               Recap                         used to audit and post miscellaneous charges to the appropriate accounts.
------------------------------------------------------------------------------------------------------------------------------------
   RCV990R     Daily Applied Receiving       This report provides accounting with a report of receivers approved for payment.
               Report
------------------------------------------------------------------------------------------------------------------------------------
   RCV925R     Location Report               This report provides the product manager with a listing of items which have been
                                             'located' in the system using one of the receiving methods. The data is displayed by warehouse and sequential receiving I.D. number.
------------------------------------------------------------------------------------------------------------------------------------

   REPORT #    REPORT NAME                   REPORT PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
   REF910R2    Refund Disbursement Register  This report is used by accounting to track dollars disbursed to customers as refunds.
------------------------------------------------------------------------------------------------------------------------------------
   REF971R     Returned Merchandise Report   Report lists details of returns and summaries of month-to-date totals by customer/category and location, and is used to monitor returns by category.
------------------------------------------------------------------------------------------------------------------------------------
   REF994      Refund Dollar Differences     Report lists dollar differences in a refund due to an operator's adjustment to the refund amount and is used by accounting to track dollars disbursed to customers as refunds and patterns of abuse.
------------------------------------------------------------------------------------------------------------------------------------
   SLS900      Source Recap By season        This report is triggered by the 'Season First' field in the Source Master and allows the list manager to display a detailed view of all source codes within a single season.
------------------------------------------------------------------------------------------------------------------------------------
   SLS990      Service Level Analysis        This report displays order, unit and dollar service level details for customers broken out by month-to-date, catalog-to-date, and year-to-date and is used by management to monitor how efficiently customer orders are filled.
------------------------------------------------------------------------------------------------------------------------------------